EXHIBIT 10.6

Power of Attorney

I, the undersigned, Fu Yan, a citizen of the People’s Republic of China (the “PRC”), hold 27.9639% equity interest in Jiangxi Ruanyun Technology Co., Ltd. (“Jiangxi Ruanyun”). As a shareholder of Jiangxi Ruanyun, I hereby irrevocably entrust Rollingthunder Technology (Jiangxi) Co., Ltd. (“Rollingthunder”) to execute the following rights during the term of this Power of Attorney:

I, the undersigned, exclusively authorize Rollingthunder as the sole representative with full authority to perform shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Jiangxi Ruanyun for and on behalf of me; (ii) the performance of all our rights associated with the ownership of equity conferred by laws and Articles of Association of Jiangxi Ruanyun including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Jiangxi Ruanyun on our behalf.

Rollingthunder is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement (Wherein I shall be a party) within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by me. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Rollingthunder is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of me.

All acts associated with our equity interest in Jiangxi Ruanyun conducted by Rollingthunder shall be deemed as the acts of me. All documents executed by Rollingthunder shall be deemed as executed by me, I shall acknowledge such documents.

Rollingthunder is entitled to assign all rights under this Power of Attorney. Rollingthunder is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from me. Nevertheless, Rollingthunder shall report to me immediately after such assignment and the assignment shall not harm any of our rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as I am the shareholder of Jiangxi Ruanyun and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that I intend to perform the rights hereunder, I shall negotiate with Rollingthunder in advance.

Fu Yan

Authorized Representative (Signature): /s/ Fu Yan

Date: April 8, 2021

Power of Attorney

I, the undersigned, Zhao Cong, a citizen of the People’s Republic of China (the “PRC”), hold 12.2372% equity interest in Jiangxi Ruanyun Technology Co., Ltd. (“Jiangxi Ruanyun”). As a shareholder of Jiangxi Ruanyun, I hereby irrevocably entrust Rollingthunder Technology (Jiangxi) Co., Ltd. (“Rollingthunder”) to execute the following rights during the term of this Power of Attorney:

I, the undersigned, exclusively authorize Rollingthunder as the sole representative with full authority to perform shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Jiangxi Ruanyun for and on behalf of me; (ii) the performance of all our rights associated with the ownership of equity conferred by laws and Articles of Association of Jiangxi Ruanyun including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Jiangxi Ruanyun on our behalf.

Rollingthunder is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement (Wherein I shall be a party) within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by me. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Rollingthunder is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of me.

All acts associated with our equity interest in Jiangxi Ruanyun conducted by Rollingthunder shall be deemed as the acts of me. All documents executed by Rollingthunder shall be deemed as executed by me, I shall acknowledge such documents.

Rollingthunder is entitled to assign all rights under this Power of Attorney. Rollingthunder is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from me. Nevertheless, Rollingthunder shall report to me immediately after such assignment and the assignment shall not harm any of our rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as I am the shareholder of Jiangxi Ruanyun and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that I intend to perform the rights hereunder, I shall negotiate with Rollingthunder in advance.

Zhao Cong

Authorized Representative (Signature): /s/ Zhao Cong

Date: April 8, 2021

Power of Attorney

I, the undersigned, Li Baihua, a citizen of the People’s Republic of China (the “PRC”), hold 9.4207% equity interest in Jiangxi Ruanyun Technology Co., Ltd. (“Jiangxi Ruanyun”). As a shareholder of Jiangxi Ruanyun, I hereby irrevocably entrust Rollingthunder Technology (Jiangxi) Co., Ltd. (“Rollingthunder”) to execute the following rights during the term of this Power of Attorney:

I, the undersigned, exclusively authorize Rollingthunder as the sole representative with full authority to perform shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Jiangxi Ruanyun for and on behalf of me; (ii) the performance of all our rights associated with the ownership of equity conferred by laws and Articles of Association of Jiangxi Ruanyun including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Jiangxi Ruanyun on our behalf.

Rollingthunder is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement (Wherein I shall be a party) within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by me. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Rollingthunder is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of me.

All acts associated with our equity interest in Jiangxi Ruanyun conducted by Rollingthunder shall be deemed as the acts of me. All documents executed by Rollingthunder shall be deemed as executed by me, I shall acknowledge such documents.

Rollingthunder is entitled to assign all rights under this Power of Attorney. Rollingthunder is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from me. Nevertheless, Rollingthunder shall report to me immediately after such assignment and the assignment shall not harm any of our rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as I am the shareholder of Jiangxi Ruanyun and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that I intend to perform the rights hereunder, I shall negotiate with Rollingthunder in advance.

Li Baihua

Authorized Representative (Signature): /s/ Li Baihua

Date: April 8, 2021

Power of Attorney

I, the undersigned, Wang Bin, a citizen of the People’s Republic of China (the “PRC”), hold 5.8867% equity interest in Jiangxi Ruanyun Technology Co., Ltd. (“Jiangxi Ruanyun”). As a shareholder of Jiangxi Ruanyun, I hereby irrevocably entrust Rollingthunder Technology (Jiangxi) Co., Ltd. (“Rollingthunder”) to execute the following rights during the term of this Power of Attorney:

I, the undersigned, exclusively authorize Rollingthunder as the sole representative with full authority to perform shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Jiangxi Ruanyun for and on behalf of me; (ii) the performance of all our rights associated with the ownership of equity conferred by laws and Articles of Association of Jiangxi Ruanyun including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Jiangxi Ruanyun on our behalf.

Rollingthunder is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement (Wherein I shall be a party) within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by me. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Rollingthunder is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of me.

All acts associated with our equity interest in Jiangxi Ruanyun conducted by Rollingthunder shall be deemed as the acts of me. All documents executed by Rollingthunder shall be deemed as executed by me, I shall acknowledge such documents.

Rollingthunder is entitled to assign all rights under this Power of Attorney. Rollingthunder is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from me. Nevertheless, Rollingthunder shall report to me immediately after such assignment and the assignment shall not harm any of our rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as I am the shareholder of Jiangxi Ruanyun and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that I intend to perform the rights hereunder, I shall negotiate with Rollingthunder in advance.

Wang Bin

Authorized Representative (Signature): /s/ Wang Bin

Date: April 8, 2021

Power of Attorney

I, the undersigned, Hu Peng, a citizen of the People’s Republic of China (the “PRC”), hold 3.555% equity interest in Jiangxi Ruanyun Technology Co., Ltd. (“Jiangxi Ruanyun”). As a shareholder of Jiangxi Ruanyun, I hereby irrevocably entrust Rollingthunder Technology (Jiangxi) Co., Ltd. (“Rollingthunder”) to execute the following rights during the term of this Power of Attorney:

I, the undersigned, exclusively authorize Rollingthunder as the sole representative with full authority to perform shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Jiangxi Ruanyun for and on behalf of me; (ii) the performance of all our rights associated with the ownership of equity conferred by laws and Articles of Association of Jiangxi Ruanyun including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Jiangxi Ruanyun on our behalf.

Rollingthunder is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement (Wherein I shall be a party) within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by me. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Rollingthunder is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of me.

All acts associated with our equity interest in Jiangxi Ruanyun conducted by Rollingthunder shall be deemed as the acts of me. All documents executed by Rollingthunder shall be deemed as executed by me, I shall acknowledge such documents.

Rollingthunder is entitled to assign all rights under this Power of Attorney. Rollingthunder is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from me. Nevertheless, Rollingthunder shall report to me immediately after such assignment and the assignment shall not harm any of our rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as I am the shareholder of Jiangxi Ruanyun and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that I intend to perform the rights hereunder, I shall negotiate with Rollingthunder in advance.

Hu Peng

Authorized Representative (Signature): /s/ Hu Peng

Date: April 8, 2021

Power of Attorney

I, the undersigned, Wang Ranran, a citizen of the People’s Republic of China (the “PRC”), hold 1.8841% equity interest in Jiangxi Ruanyun Technology Co., Ltd. (“Jiangxi Ruanyun”). As a shareholder of Jiangxi Ruanyun, I hereby irrevocably entrust Rollingthunder Technology (Jiangxi) Co., Ltd. (“Rollingthunder”) to execute the following rights during the term of this Power of Attorney:

I, the undersigned, exclusively authorize Rollingthunder as the sole representative with full authority to perform shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Jiangxi Ruanyun for and on behalf of me; (ii) the performance of all our rights associated with the ownership of equity conferred by laws and Articles of Association of Jiangxi Ruanyun including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Jiangxi Ruanyun on our behalf.

Rollingthunder is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement (Wherein I shall be a party) within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by me. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Rollingthunder is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of me.

All acts associated with our equity interest in Jiangxi Ruanyun conducted by Rollingthunder shall be deemed as the acts of me. All documents executed by Rollingthunder shall be deemed as executed by me, I shall acknowledge such documents.

Rollingthunder is entitled to assign all rights under this Power of Attorney. Rollingthunder is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from me. Nevertheless, Rollingthunder shall report to me immediately after such assignment and the assignment shall not harm any of our rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as I am the shareholder of Jiangxi Ruanyun and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that I intend to perform the rights hereunder, I shall negotiate with Rollingthunder in advance.

Wang Ranran

Authorized Representative (Signature): /s/ Wang Ranran

Date: April 8, 2021

Power of Attorney

I, the undersigned, Wan Linhua, a citizen of the People’s Republic of China (the “PRC”), hold 1.1305% equity interest in Jiangxi Ruanyun Technology Co., Ltd. (“Jiangxi Ruanyun”). As a shareholder of Jiangxi Ruanyun, I hereby irrevocably entrust Rollingthunder Technology (Jiangxi) Co., Ltd. (“Rollingthunder”) to execute the following rights during the term of this Power of Attorney:

I, the undersigned, exclusively authorize Rollingthunder as the sole representative with full authority to perform shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Jiangxi Ruanyun for and on behalf of me; (ii) the performance of all our rights associated with the ownership of equity conferred by laws and Articles of Association of Jiangxi Ruanyun including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Jiangxi Ruanyun on our behalf.

Rollingthunder is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement (Wherein I shall be a party) within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by me. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Rollingthunder is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of me.

All acts associated with our equity interest in Jiangxi Ruanyun conducted by Rollingthunder shall be deemed as the acts of me. All documents executed by Rollingthunder shall be deemed as executed by me, I shall acknowledge such documents.

Rollingthunder is entitled to assign all rights under this Power of Attorney. Rollingthunder is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from me. Nevertheless, Rollingthunder shall report to me immediately after such assignment and the assignment shall not harm any of our rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as I am the shareholder of Jiangxi Ruanyun and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that I intend to perform the rights hereunder, I shall negotiate with Rollingthunder in advance.

Wan Linhua

Authorized Representative (Signature): /s/ Wan Linhua

Date: April 8, 2021

Power of Attorney

I, the undersigned, Xu Guoqiang, a citizen of the People’s Republic of China (the “PRC”), hold 3.1777% equity interest in Jiangxi Ruanyun Technology Co., Ltd. (“Jiangxi Ruanyun”). As a shareholder of Jiangxi Ruanyun, I hereby irrevocably entrust Rollingthunder Technology (Jiangxi) Co., Ltd. (“Rollingthunder”) to execute the following rights during the term of this Power of Attorney:

I, the undersigned, exclusively authorize Rollingthunder as the sole representative with full authority to perform shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Jiangxi Ruanyun for and on behalf of me; (ii) the performance of all our rights associated with the ownership of equity conferred by laws and Articles of Association of Jiangxi Ruanyun including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Jiangxi Ruanyun on our behalf.

Rollingthunder is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement (Wherein I shall be a party) within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by me. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Rollingthunder is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of me.

All acts associated with our equity interest in Jiangxi Ruanyun conducted by Rollingthunder shall be deemed as the acts of me. All documents executed by Rollingthunder shall be deemed as executed by me, I shall acknowledge such documents.

Rollingthunder is entitled to assign all rights under this Power of Attorney. Rollingthunder is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from me. Nevertheless, Rollingthunder shall report to me immediately after such assignment and the assignment shall not harm any of our rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as I am the shareholder of Jiangxi Ruanyun and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that I intend to perform the rights hereunder, I shall negotiate with Rollingthunder in advance.

Xu Guoqiang

Authorized Representative (Signature): /s/ Xu Guoqiang

Date: April 8, 2021

Power of Attorney

I, the undersigned, Xie Xing, a citizen of the People’s Republic of China (the “PRC”), hold 2.3415% equity interest in Jiangxi Ruanyun Technology Co., Ltd. (“Jiangxi Ruanyun”). As a shareholder of Jiangxi Ruanyun, I hereby irrevocably entrust Rollingthunder Technology (Jiangxi) Co., Ltd. (“Rollingthunder”) to execute the following rights during the term of this Power of Attorney:

I, the undersigned, exclusively authorize Rollingthunder as the sole representative with full authority to perform shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Jiangxi Ruanyun for and on behalf of me; (ii) the performance of all our rights associated with the ownership of equity conferred by laws and Articles of Association of Jiangxi Ruanyun including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Jiangxi Ruanyun on our behalf.

Rollingthunder is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement (Wherein I shall be a party) within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by me. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Rollingthunder is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of me.

All acts associated with our equity interest in Jiangxi Ruanyun conducted by Rollingthunder shall be deemed as the acts of me. All documents executed by Rollingthunder shall be deemed as executed by me, I shall acknowledge such documents.

Rollingthunder is entitled to assign all rights under this Power of Attorney. Rollingthunder is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from me. Nevertheless, Rollingthunder shall report to me immediately after such assignment and the assignment shall not harm any of our rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as I am the shareholder of Jiangxi Ruanyun and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that I intend to perform the rights hereunder, I shall negotiate with Rollingthunder in advance.

Xie Xing

Authorized Representative (Signature): /s/ Xie Xing

Date: April 8, 2021

Power of Attorney

I, the undersigned, Zou Zejiong, a citizen of the People’s Republic of China (the “PRC”), hold 2.0953% equity interest in Jiangxi Ruanyun Technology Co., Ltd. (“Jiangxi Ruanyun”). As a shareholder of Jiangxi Ruanyun, I hereby irrevocably entrust Rollingthunder Technology (Jiangxi) Co., Ltd. (“Rollingthunder”) to execute the following rights during the term of this Power of Attorney:

I, the undersigned, exclusively authorize Rollingthunder as the sole representative with full authority to perform shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Jiangxi Ruanyun for and on behalf of me; (ii) the performance of all our rights associated with the ownership of equity conferred by laws and Articles of Association of Jiangxi Ruanyun including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Jiangxi Ruanyun on our behalf.

Rollingthunder is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement (Wherein I shall be a party) within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by me. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Rollingthunder is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of me.

All acts associated with our equity interest in Jiangxi Ruanyun conducted by Rollingthunder shall be deemed as the acts of me. All documents executed by Rollingthunder shall be deemed as executed by me, I shall acknowledge such documents.

Rollingthunder is entitled to assign all rights under this Power of Attorney. Rollingthunder is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from me. Nevertheless, Rollingthunder shall report to me immediately after such assignment and the assignment shall not harm any of our rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as I am the shareholder of Jiangxi Ruanyun and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that I intend to perform the rights hereunder, I shall negotiate with Rollingthunder in advance.

Zou Zejiong

Authorized Representative (Signature): /s/ Zou Zejjong

Date: April 8, 2021

Power of Attorney

I, the undersigned, Xie Hong, a citizen of the People’s Republic of China (the “PRC”), hold 1.1% equity interest in Jiangxi Ruanyun Technology Co., Ltd. (“Jiangxi Ruanyun”). As a shareholder of Jiangxi Ruanyun, I hereby irrevocably entrust Rollingthunder Technology (Jiangxi) Co., Ltd. (“Rollingthunder”) to execute the following rights during the term of this Power of Attorney:

I, the undersigned, exclusively authorize Rollingthunder as the sole representative with full authority to perform shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Jiangxi Ruanyun for and on behalf of me; (ii) the performance of all our rights associated with the ownership of equity conferred by laws and Articles of Association of Jiangxi Ruanyun including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Jiangxi Ruanyun on our behalf.

Rollingthunder is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement (Wherein I shall be a party) within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by me. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Rollingthunder is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of me.

All acts associated with our equity interest in Jiangxi Ruanyun conducted by Rollingthunder shall be deemed as the acts of me. All documents executed by Rollingthunder shall be deemed as executed by me, I shall acknowledge such documents.

Rollingthunder is entitled to assign all rights under this Power of Attorney. Rollingthunder is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from me. Nevertheless, Rollingthunder shall report to me immediately after such assignment and the assignment shall not harm any of our rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as I am the shareholder of Jiangxi Ruanyun and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that I intend to perform the rights hereunder, I shall negotiate with Rollingthunder in advance.

Xie Hong

Authorized Representative (Signature): /s/ Xie Hong

Date: April 8, 2021

Power of Attorney

I, the undersigned, Jiang Wei, a citizen of the People’s Republic of China (the “PRC”), hold 1.3938% equity interest in Jiangxi Ruanyun Technology Co., Ltd. (“Jiangxi Ruanyun”). As a shareholder of Jiangxi Ruanyun, I hereby irrevocably entrust Rollingthunder Technology (Jiangxi) Co., Ltd. (“Rollingthunder”) to execute the following rights during the term of this Power of Attorney:

I, the undersigned, exclusively authorize Rollingthunder as the sole representative with full authority to perform shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Jiangxi Ruanyun for and on behalf of me; (ii) the performance of all our rights associated with the ownership of equity conferred by laws and Articles of Association of Jiangxi Ruanyun including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Jiangxi Ruanyun on our behalf.

Rollingthunder is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement (Wherein I shall be a party) within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by me. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Rollingthunder is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of me.

All acts associated with our equity interest in Jiangxi Ruanyun conducted by Rollingthunder shall be deemed as the acts of me. All documents executed by Rollingthunder shall be deemed as executed by me, I shall acknowledge such documents.

Rollingthunder is entitled to assign all rights under this Power of Attorney. Rollingthunder is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from me. Nevertheless, Rollingthunder shall report to me immediately after such assignment and the assignment shall not harm any of our rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as I am the shareholder of Jiangxi Ruanyun and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that I intend to perform the rights hereunder, I shall negotiate with Rollingthunder in advance.

Jiang Wei

Authorized Representative (Signature): /s/ Jiang Wei

Date: April 8, 2021

Power of Attorney

I, the undersigned, Cui Jun, a citizen of the People’s Republic of China (the “PRC”), hold 0.3768% equity interest in Jiangxi Ruanyun Technology Co., Ltd. (“Jiangxi Ruanyun”). As a shareholder of Jiangxi Ruanyun, I hereby irrevocably entrust Rollingthunder Technology (Jiangxi) Co., Ltd. (“Rollingthunder”) to execute the following rights during the term of this Power of Attorney:

I, the undersigned, exclusively authorize Rollingthunder as the sole representative with full authority to perform shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Jiangxi Ruanyun for and on behalf of me; (ii) the performance of all our rights associated with the ownership of equity conferred by laws and Articles of Association of Jiangxi Ruanyun including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Jiangxi Ruanyun on our behalf.

Rollingthunder is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement (Wherein I shall be a party) within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by me. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Rollingthunder is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of me.

All acts associated with our equity interest in Jiangxi Ruanyun conducted by Rollingthunder shall be deemed as the acts of me. All documents executed by Rollingthunder shall be deemed as executed by me, I shall acknowledge such documents.

Rollingthunder is entitled to assign all rights under this Power of Attorney. Rollingthunder is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from me. Nevertheless, Rollingthunder shall report to me immediately after such assignment and the assignment shall not harm any of our rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as I am the shareholder of Jiangxi Ruanyun and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that I intend to perform the rights hereunder, I shall negotiate with Rollingthunder in advance.

Cui Jun

Authorized Representative (Signature): /s/ Cui Jun

Date: April 8, 2021

Power of Attorney

I, the undersigned, Dai Shucheng, a citizen of the People’s Republic of China (the “PRC”), hold 1.1759% equity interest in Jiangxi Ruanyun Technology Co., Ltd. (“Jiangxi Ruanyun”). As a shareholder of Jiangxi Ruanyun, I hereby irrevocably entrust Rollingthunder Technology (Jiangxi) Co., Ltd. (“Rollingthunder”) to execute the following rights during the term of this Power of Attorney:

I, the undersigned, exclusively authorize Rollingthunder as the sole representative with full authority to perform shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Jiangxi Ruanyun for and on behalf of me; (ii) the performance of all our rights associated with the ownership of equity conferred by laws and Articles of Association of Jiangxi Ruanyun including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Jiangxi Ruanyun on our behalf.

Rollingthunder is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement (Wherein I shall be a party) within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by me. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Rollingthunder is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of me.

All acts associated with our equity interest in Jiangxi Ruanyun conducted by Rollingthunder shall be deemed as the acts of me. All documents executed by Rollingthunder shall be deemed as executed by me, I shall acknowledge such documents.

Rollingthunder is entitled to assign all rights under this Power of Attorney. Rollingthunder is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from me. Nevertheless, Rollingthunder shall report to me immediately after such assignment and the assignment shall not harm any of our rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as I am the shareholder of Jiangxi Ruanyun and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that I intend to perform the rights hereunder, I shall negotiate with Rollingthunder in advance.

Dai Shucheng

Authorized Representative (Signature): /s/ Dai Shucheng

Date: April 8, 2021

Power of Attorney

I, the undersigned, Zhao Xiaolin, a citizen of the People’s Republic of China (the “PRC”), hold 0.588% equity interest in Jiangxi Ruanyun Technology Co., Ltd. (“Jiangxi Ruanyun”). As a shareholder of Jiangxi Ruanyun, I hereby irrevocably entrust Rollingthunder Technology (Jiangxi) Co., Ltd. (“Rollingthunder”) to execute the following rights during the term of this Power of Attorney:

I, the undersigned, exclusively authorize Rollingthunder as the sole representative with full authority to perform shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Jiangxi Ruanyun for and on behalf of me; (ii) the performance of all our rights associated with the ownership of equity conferred by laws and Articles of Association of Jiangxi Ruanyun including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Jiangxi Ruanyun on our behalf.

Rollingthunder is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement (Wherein I shall be a party) within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by me. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Rollingthunder is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of me.

All acts associated with our equity interest in Jiangxi Ruanyun conducted by Rollingthunder shall be deemed as the acts of me. All documents executed by Rollingthunder shall be deemed as executed by me, I shall acknowledge such documents.

Rollingthunder is entitled to assign all rights under this Power of Attorney. Rollingthunder is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from me. Nevertheless, Rollingthunder shall report to me immediately after such assignment and the assignment shall not harm any of our rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as I am the shareholder of Jiangxi Ruanyun and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that I intend to perform the rights hereunder, I shall negotiate with Rollingthunder in advance.

Zhao Xiaolin

Authorized Representative (Signature): /s/ Zhao Xiaolin

Date: April 8, 2021

Power of Attorney

I, the undersigned, Xiong Qian, a citizen of the People’s Republic of China (the “PRC”), hold 0.3768% equity interest in Jiangxi Ruanyun Technology Co., Ltd. (“Jiangxi Ruanyun”). As a shareholder of Jiangxi Ruanyun, I hereby irrevocably entrust Rollingthunder Technology (Jiangxi) Co., Ltd. (“Rollingthunder”) to execute the following rights during the term of this Power of Attorney:

I, the undersigned, exclusively authorize Rollingthunder as the sole representative with full authority to perform shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Jiangxi Ruanyun for and on behalf of me; (ii) the performance of all our rights associated with the ownership of equity conferred by laws and Articles of Association of Jiangxi Ruanyun including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Jiangxi Ruanyun on our behalf.

Rollingthunder is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement (Wherein I shall be a party) within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by me. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Rollingthunder is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of me.

All acts associated with our equity interest in Jiangxi Ruanyun conducted by Rollingthunder shall be deemed as the acts of me. All documents executed by Rollingthunder shall be deemed as executed by me, I shall acknowledge such documents.

Rollingthunder is entitled to assign all rights under this Power of Attorney. Rollingthunder is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from me. Nevertheless, Rollingthunder shall report to me immediately after such assignment and the assignment shall not harm any of our rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as I am the shareholder of Jiangxi Ruanyun and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that I intend to perform the rights hereunder, I shall negotiate with Rollingthunder in advance.

Xiong Qian

Authorized Representative (Signature): /s/ Xiong Qian

Date: April 8, 2021

Power of Attorney

I, the undersigned, Liu Runzhou, a citizen of the People’s Republic of China (the “PRC”), hold 0.6642% equity interest in Jiangxi Ruanyun Technology Co., Ltd. (“Jiangxi Ruanyun”). As a shareholder of Jiangxi Ruanyun, I hereby irrevocably entrust Rollingthunder Technology (Jiangxi) Co., Ltd. (“Rollingthunder”) to execute the following rights during the term of this Power of Attorney:

I, the undersigned, exclusively authorize Rollingthunder as the sole representative with full authority to perform shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Jiangxi Ruanyun for and on behalf of me; (ii) the performance of all our rights associated with the ownership of equity conferred by laws and Articles of Association of Jiangxi Ruanyun including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Jiangxi Ruanyun on our behalf.

Rollingthunder is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement (Wherein I shall be a party) within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by me. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Rollingthunder is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of me.

All acts associated with our equity interest in Jiangxi Ruanyun conducted by Rollingthunder shall be deemed as the acts of me. All documents executed by Rollingthunder shall be deemed as executed by me, I shall acknowledge such documents.

Rollingthunder is entitled to assign all rights under this Power of Attorney. Rollingthunder is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from me. Nevertheless, Rollingthunder shall report to me immediately after such assignment and the assignment shall not harm any of our rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as I am the shareholder of Jiangxi Ruanyun and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that I intend to perform the rights hereunder, I shall negotiate with Rollingthunder in advance.

Liu Runzhou

Authorized Representative (Signature): /s/ Liu Runzhou

Date: April 8, 2021

Power of Attorney

I, the undersigned, Zhang Shifen, a citizen of the People’s Republic of China (the “PRC”), hold 1.0379% equity interest in Jiangxi Ruanyun Technology Co., Ltd. (“Jiangxi Ruanyun”). As a shareholder of Jiangxi Ruanyun, I hereby irrevocably entrust Rollingthunder Technology (Jiangxi) Co., Ltd. (“Rollingthunder”) to execute the following rights during the term of this Power of Attorney:

I, the undersigned, exclusively authorize Rollingthunder as the sole representative with full authority to perform shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Jiangxi Ruanyun for and on behalf of me; (ii) the performance of all our rights associated with the ownership of equity conferred by laws and Articles of Association of Jiangxi Ruanyun including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Jiangxi Ruanyun on our behalf.

Rollingthunder is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement (Wherein I shall be a party) within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by me. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Rollingthunder is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of me.

All acts associated with our equity interest in Jiangxi Ruanyun conducted by Rollingthunder shall be deemed as the acts of me. All documents executed by Rollingthunder shall be deemed as executed by me, I shall acknowledge such documents.

Rollingthunder is entitled to assign all rights under this Power of Attorney. Rollingthunder is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from me. Nevertheless, Rollingthunder shall report to me immediately after such assignment and the assignment shall not harm any of our rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as I am the shareholder of Jiangxi Ruanyun and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that I intend to perform the rights hereunder, I shall negotiate with Rollingthunder in advance.

Zhang Shifen

Authorized Representative (Signature): /s/ Zhang Shifen

Date: April 8, 2021

Power of Attorney

I, the undersigned, Tao Hongbiao, a citizen of the People’s Republic of China (the “PRC”), hold 0.7219% equity interest in Jiangxi Ruanyun Technology Co., Ltd. (“Jiangxi Ruanyun”). As a shareholder of Jiangxi Ruanyun, I hereby irrevocably entrust Rollingthunder Technology (Jiangxi) Co., Ltd. (“Rollingthunder”) to execute the following rights during the term of this Power of Attorney:

I, the undersigned, exclusively authorize Rollingthunder as the sole representative with full authority to perform shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Jiangxi Ruanyun for and on behalf of me; (ii) the performance of all our rights associated with the ownership of equity conferred by laws and Articles of Association of Jiangxi Ruanyun including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Jiangxi Ruanyun on our behalf.

Rollingthunder is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement (Wherein I shall be a party) within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by me. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Rollingthunder is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of me.

All acts associated with our equity interest in Jiangxi Ruanyun conducted by Rollingthunder shall be deemed as the acts of me. All documents executed by Rollingthunder shall be deemed as executed by me, I shall acknowledge such documents.

Rollingthunder is entitled to assign all rights under this Power of Attorney. Rollingthunder is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from me. Nevertheless, Rollingthunder shall report to me immediately after such assignment and the assignment shall not harm any of our rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as I am the shareholder of Jiangxi Ruanyun and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that I intend to perform the rights hereunder, I shall negotiate with Rollingthunder in advance.

Tao Hongbiao

Authorized Representative (Signature): /s/ Tao Hongbiao

Date: April 8, 2021

Power of Attorney

We, the undersigned, Suzhou Zhongjingxin Fund I Investment Center (Limited Partnership), hold 3.1748% equity interest in Jiangxi Ruanyun Technology Co., Ltd. (“Jiangxi Ruanyun”). As a shareholder of Jiangxi Ruanyun, we hereby irrevocably entrust Rollingthunder Technology (Jiangxi) Co., Ltd. (“Rollingthunder”) to execute the following rights during the term of this Power of Attorney:

We, the undersigned, exclusively authorize Rollingthunder as the sole representative with full authority to perform shareholder’s rights upon the equity interest we hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Jiangxi Ruanyun for and on behalf of us; (ii) the performance of all our rights associated with the ownership of equity conferred by laws and Articles of Association of Jiangxi Ruanyun including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Jiangxi Ruanyun on our behalf.

Rollingthunder is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement (Wherein we shall be a party) within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by us. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Rollingthunder is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of us.

All acts associated with our equity interest in Jiangxi Ruanyun conducted by Rollingthunder shall be deemed as the acts of us. All documents executed by Rollingthunder shall be deemed as executed by us, I shall acknowledge such documents.

Rollingthunder is entitled to assign all rights under this Power of Attorney. Rollingthunder is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from us. Nevertheless, Rollingthunder shall report to us immediately after such assignment and the assignment shall not harm any of our rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as we are the shareholder of Jiangxi Ruanyun and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that we intend to perform the rights hereunder, we shall negotiate with Rollingthunder in advance.

Suzhou Zhongjingxin Fund I Investment Center (Limited Partnership)

Authorized Representative (Signature): /s/ Suzhou Zhongjingxin Fund I Investment Center (Limited Partnership)

Date: April 8, 2021

Power of Attorney

I, the undersigned, Zhang Xinming, a citizen of the People’s Republic of China (the “PRC”), hold 0.7219% equity interest in Jiangxi Ruanyun Technology Co., Ltd. (“Jiangxi Ruanyun”). As a shareholder of Jiangxi Ruanyun, I hereby irrevocably entrust Rollingthunder Technology (Jiangxi) Co., Ltd. (“Rollingthunder”) to execute the following rights during the term of this Power of Attorney:

I, the undersigned, exclusively authorize Rollingthunder as the sole representative with full authority to perform shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Jiangxi Ruanyun for and on behalf of me; (ii) the performance of all our rights associated with the ownership of equity conferred by laws and Articles of Association of Jiangxi Ruanyun including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Jiangxi Ruanyun on our behalf.

Rollingthunder is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement (Wherein I shall be a party) within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by me. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Rollingthunder is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of me.

All acts associated with our equity interest in Jiangxi Ruanyun conducted by Rollingthunder shall be deemed as the acts of me. All documents executed by Rollingthunder shall be deemed as executed by me, I shall acknowledge such documents.

Rollingthunder is entitled to assign all rights under this Power of Attorney. Rollingthunder is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from me. Nevertheless, Rollingthunder shall report to me immediately after such assignment and the assignment shall not harm any of our rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as I am the shareholder of Jiangxi Ruanyun and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that I intend to perform the rights hereunder, I shall negotiate with Rollingthunder in advance.

Zhang Xinming

Authorized Representative (Signature): /s/ Zhang Xinming

Date: April 8, 2021

Power of Attorney

We, the undersigned, Gongqingcheng Yanhong Investment Management Partnership (Limited Partnership), hold 1.8421% equity interest in Jiangxi Ruanyun Technology Co., Ltd. (“Jiangxi Ruanyun”). As a shareholder of Jiangxi Ruanyun, we hereby irrevocably entrust Rollingthunder Technology (Jiangxi) Co., Ltd. (“Rollingthunder”) to execute the following rights during the term of this Power of Attorney:

We, the undersigned, exclusively authorize Rollingthunder as the sole representative with full authority to perform shareholder’s rights upon the equity interest we hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Jiangxi Ruanyun for and on behalf of us; (ii) the performance of all our rights associated with the ownership of equity conferred by laws and Articles of Association of Jiangxi Ruanyun including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Jiangxi Ruanyun on our behalf.

Rollingthunder is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement (Wherein we shall be a party) within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by us. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Rollingthunder is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of us.

All acts associated with our equity interest in Jiangxi Ruanyun conducted by Rollingthunder shall be deemed as the acts of us. All documents executed by Rollingthunder shall be deemed as executed by us, I shall acknowledge such documents.

Rollingthunder is entitled to assign all rights under this Power of Attorney. Rollingthunder is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from us. Nevertheless, Rollingthunder shall report to us immediately after such assignment and the assignment shall not harm any of our rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as we are the shareholder of Jiangxi Ruanyun and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that we intend to perform the rights hereunder, we shall negotiate with Rollingthunder in advance.

Gongqingcheng Yanhong Investment Management Partnership (Limited Partnership)

Authorized Representative (Signature): /s/ Gongqingcheng Yanhong Investment Management Partnership (Limited Partnership)

Date: April 8, 2021

Power of Attorney

We, the undersigned, Shanghai Yuyuan Assset Management Partnership (Limited Partnership), hold 16.2752% equity interest in Jiangxi Ruanyun Technology Co., Ltd. (“Jiangxi Ruanyun”). As a shareholder of Jiangxi Ruanyun, we hereby irrevocably entrust Rollingthunder Technology (Jiangxi) Co., Ltd. (“Rollingthunder”) to execute the following rights during the term of this Power of Attorney:

We, the undersigned, exclusively authorize Rollingthunder as the sole representative with full authority to perform shareholder’s rights upon the equity interest we hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Jiangxi Ruanyun for and on behalf of us; (ii) the performance of all our rights associated with the ownership of equity conferred by laws and Articles of Association of Jiangxi Ruanyun including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Jiangxi Ruanyun on our behalf.

Rollingthunder is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement (Wherein we shall be a party) within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by us. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Rollingthunder is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of us.

All acts associated with our equity interest in Jiangxi Ruanyun conducted by Rollingthunder shall be deemed as the acts of us. All documents executed by Rollingthunder shall be deemed as executed by us, I shall acknowledge such documents.

Rollingthunder is entitled to assign all rights under this Power of Attorney. Rollingthunder is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from us. Nevertheless, Rollingthunder shall report to us immediately after such assignment and the assignment shall not harm any of our rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as we are the shareholder of Jiangxi Ruanyun and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that we intend to perform the rights hereunder, we shall negotiate with Rollingthunder in advance.

Shanghai Yuyuan Assset Management Partnership(Limited Partnership) (Limited Partnership)

Authorized Representative (Signature): /s/ Shanghai Yuyuan Assset Management Partnership(Limited Partnership) (Limited Partnership)

Date: April 8, 2021

Power of Attorney

We, the undersigned, Hangzhou Blue Shell Bangshi Venture Investment Partnership (Limited Partnership), hold 0.8581% equity interest in Jiangxi Ruanyun Technology Co., Ltd. (“Jiangxi Ruanyun”). As a shareholder of Jiangxi Ruanyun, we hereby irrevocably entrust Rollingthunder Technology (Jiangxi) Co., Ltd. (“Rollingthunder”) to execute the following rights during the term of this Power of Attorney:

We, the undersigned, exclusively authorize Rollingthunder as the sole representative with full authority to perform shareholder’s rights upon the equity interest we hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Jiangxi Ruanyun for and on behalf of us; (ii) the performance of all our rights associated with the ownership of equity conferred by laws and Articles of Association of Jiangxi Ruanyun including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Jiangxi Ruanyun on our behalf.

Rollingthunder is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement (Wherein we shall be a party) within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by us. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Rollingthunder is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of us.

All acts associated with our equity interest in Jiangxi Ruanyun conducted by Rollingthunder shall be deemed as the acts of us. All documents executed by Rollingthunder shall be deemed as executed by us, I shall acknowledge such documents.

Rollingthunder is entitled to assign all rights under this Power of Attorney. Rollingthunder is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from us. Nevertheless, Rollingthunder shall report to us immediately after such assignment and the assignment shall not harm any of our rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as we are the shareholder of Jiangxi Ruanyun and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that we intend to perform the rights hereunder, we shall negotiate with Rollingthunder in advance.

Hangzhou Blue Shell Bangshi Venture Investment Partnership (Limited Partnership)

Authorized Representative (Signature): /s/ Hangzhou Blue Shell Bangshi Venture Investment Partnership (Limited Partnership)

Date: April 8, 2021